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                                                                    Exhibit 1.01




                                   TERMS AGREEMENT



                             July 30, 1997



Commercial Credit Company
300 St. Paul Place
Baltimore, Maryland 21202

Attention: Chief Financial Officer
           -----------------------

Dear Sirs:

         We understand that Commercial Credit Company, a Delaware corporation (the "Company"), proposes to issue and sell $250,000,000 aggregate principal amount of its debt securities (the "Securities"). Subject to the terms and conditions set forth herein or incorporated by reference herein, we, as underwriters (the "Underwriters"), offer to purchase, severally and not jointly, the principal amount of Securities set forth opposite our respective names on the list attached hereto at 99.595% of the principal amount thereof, plus accrued interest from August 1, 1997 to the date of payment and delivery. The Closing Date shall be August 4, 1997, at 8:30 A.M. at the offices of the Company, 388 Greenwich Street, 20th Floor, New York, New York 10013.

         The Securities shall have the following terms:

    Title:              6-1/2% Notes due August 1, 2004
    Maturity:           August 1, 2004
    Interest Rate:      6-1/2% per annum
    Interest Payment
      Dates:            February 1 and August 1, commencing February 1, 1998
    Initial Price to
      Public:           99.945% of the principal amount thereof, plus accrued
                        interest from August 1, 1997 to the date of payment and
                        delivery
    Redemption
      Provisions:       The Securities are not redeemable by the Company prior
                        to maturity.


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    Additional terms:   The Regular Record Dates are January 15 and July 15.
                        The Securities shall be issuable as Registered Securities only. The Securities will be initially represented by one or more global Securities registered in the name of The Depository Trust Company ("DTC") or its nominee. Beneficial interests in the Securities will be shown on, and transfers thereof will be effected only through, records maintained by DTC and its participants. Owners of beneficial interests in Securities will be entitled to physical delivery of Securities in certificated form only under the limited circumstances described in the Company's Prospectus Supplement dated July 30, 1997. Principal and interest on the Securities shall be payable in United States dollars. The provisions of Section 403 of the Indenture relating to defeasance shall apply to the Securities.

         All the provisions contained in the document entitled "Commercial Credit Company-Debt Securities-Underwriting Agreement Basic Provisions" and dated November 28, 1989 (the "Basic Provisions"), a copy of which you have previously received, are, except as indicated below, herein incorporated by reference in their entirety and shall be deemed to be a part of this Terms Agreement to the same extent as if the Basic Provisions had been set forth in full herein. Terms defined in the Basic Provisions are used herein as therein defined.

         Basic Provisions varied with respect to this Terms Agreement: (a) Immediately prior to the first parenthesis in the fourth sentence of the first paragraph, add the following: ", as originally executed or as it may from time to time be supplemented or amended by one or more indentures supplemental thereto";(b) In the first line of Section 2(a), delete "(33-28723)", and insert in lieu thereof "(333-28847)", and any reference in the Basic Provisions to a registration statement shall be deemed to be a reference to such registration statement on Form S-3; and (c) In the fifth line of the third paragraph of
Section 3, delete the phrase "New York Clearinghouse (next day)" and insert in lieu thereof "federal or other same day".

         The Underwriters hereby agree in connection with the underwriting of the Securities to comply with the requirements


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set forth in any applicable sections of Rule 2720 of the Conduct Rules of the
National Association of Securities Dealers, Inc.

         Charles O. Prince, III, Esq. is counsel to the Company. Dewey Ballantine is counsel to the Underwriters.

         The Securities will be made available for checking and packaging at the designated office of Citibank, N.A. at least 24 hours prior to the Closing Date.

         Please accept this offer no later than 9:00 o'clock P.M. on July 30, 1997, by signing a copy of this Terms Agreement in the space set forth below and returning the signed copy to us, or by sending us a written acceptance in the following form:


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         "We hereby accept your offer, set forth in the Terms Agreement, dated
July 30, 1997, to purchase the Securities on the terms set forth therein."

                             Very truly yours,

                             SMITH BARNEY INC.
                             CHASE SECURITIES INC.
                             DONALDSON, LUFKIN & JENRETTE
                               SECURITIES CORPORATION
                             NATIONSBANC CAPITAL MARKETS, INC.
                             UBS SECURITIES LLC
                             FIRST UNION CAPITAL MARKETS CORP.

                             By: SMITH BARNEY INC.

                             By: /s/ Robert H.B. Baldwin, Jr.
                                 -------------------------------
                                 Name:  Robert H.B. Baldwin, Jr.
                                 Title: Managing Director



ACCEPTED:

COMMERCIAL CREDIT COMPANY


By: /s/ Firoz B. Tarapore
    -------------------------
    Name:  Firoz B. Tarapore
    Title: Vice President
           and Assistant Treasurer


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                                                                     Principal
Underwriter                                                          Amount
-----------                                                          ----------

Smith Barney Inc....................................................$130,000,000
Chase Securities Inc................................................  25,000,000
Donaldson, Lufkin & Jenrette........................................  25,000,000
  Securities Corporation
NationsBanc Capital Markets, Inc....................................  25,000,000
UBS Securities LLC..................................................  25,000,000
First Union Capital Markets Corp....................................  20,000,000
                                                                    ------------
    Total...........................................................$250,000,000
                                                                    ------------
                                                                    ------------


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